[GOLDMAN SACHS LOGO]

                                                                                                                        EXHIBIT 99.2

                                                 GSAMP 2002 WMC-1 (ACTUAL BALANCES)
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.


------------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification    Loans    Principal Balance   Curr WAC   Orig WAM   Am WAM   St WAM  1st Cap   Per Cap   Life Ca  Margin
------------------------------------------------------------------------------------------------------------------------------------
0001 Arms         ,   1     1,818    $359,505,868.94       8.188     359.97    358.27   358.59   1.602     1.000    14.672   5.966
0002 Fixed        ,   1       341     $54,798,975.68       8.230     349.95    348.00   348.54    .         .         .       .
0003 Fixed        ,   2       893     $43,703,548.64      11.971     180.00    355.66   178.68    .         .         .       .
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***              3,052    $458,008,393.26
------------------------------------------------------------------------------------------------------------------------------------



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:              GSAMP 2002 WMC-1(ACTUAL BALANCES)               PAGE 0001
Amort                 Arms
Lien                      1   :


---------------------------------------------------------------------------------------------------------------------------------
 Loans       Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM      St Age     1st Cap     Per Cap     Life Ca
---------------------------------------------------------------------------------------------------------------------------------
 1,818       $359,505,868.94        8.188        359.97       358.27      358.59       0.38       1.602      1.000       14.672
---------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
-------------------------------------------------------------------------------
Loans    MTR 7/0    Margin    _Minra    SUBOLTV    COMOLTV    PP Rter    FICO
-------------------------------------------------------------------------------
1,818     23.40     5.966     8.184      81.63      91.24      21.00    636.918
-------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
 Current Rate           Principal Balance          Orig Term             Rem Term                   AM WAM                 Age
----------------------------------------------------------------------------------------------------------------------------------
5.99       0.50     $0 - $50,000        0.48      180   0.02     121 - 180 Mths    0.02     Missing            0.02      0    64.81
6.00       0.03     $50,000 - $100,00   6.84      360  99.98     301 - 360 Mths   99.98     121 - 180 Mths     0.02      1    33.10
6.25       0.18     $100,000 - $150,0  14.18                                                181 - 240 Mths     0.21      2     1.67
6.38       0.35     $150,000 - $200,0  16.68                                                241 - 300 Mths     0.05      3     0.37
6.49       0.60     $200,000 - $250,0  16.78                                                301 - 360 Mths    99.70      5     0.05
6.50       2.23     $250,001 - $275,0   6.09
6.54       0.08     $275,001 - $350,0  14.29
6.63       0.83     $350,001 - $450,0  13.92
6.74       0.03     $450,001 - $550,0   6.34
6.75       2.22     $550,001 - $650,0   3.46
6.88       1.59     $650,001 - $750,0   0.93
6.90       0.06
6.95       0.06
6.99       6.63
7.00       0.87
*More*    83.72
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
   Geography                  City                 Zip                Property Type             Nbr Units              Purpose
------------------------------------------------------------------------------------------------------------------------------------
California   59.47      LOS ANGE   4.44      94080      0.74      SINGLE FAM     70.78         1    94.27       Purchase       62.26
Arizona       4.57      SAN DIEG   1.66      91364      0.63      PUD DET        12.35         2     3.24       Cash out Refi  32.35
Florida       3.71      OXNARD     1.23      90045      0.55      CONDO           8.82         4     1.53       Rate/Term Ref   5.39
New York      2.80      LONG BEA   1.10      93030      0.55      2-4 FAMILY      5.83         3     0.96
Virginia      2.58      PHOENIX    1.07      91344      0.54      PUD ATT         2.13
Pennsylvani   2.54      SIMI VAL   0.94      93033      0.53      MAN HOUSING     0.09
Colorado      2.29      SAN JOSE   0.89      95132      0.52
Illinois      2.25      LAS VEGA   0.83      93065      0.51
Michigan      1.96      MESA       0.82      91304      0.49
Texas         1.96      GLENDALE   0.81      91377      0.49
Massachuset   1.77      WOODLAND   0.74      91335      0.48
Georgia       1.71      HAYWARD    0.74      93063      0.43
*More*       12.37      *More*    84.72      *More*    93.55
------------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------
Geography                    Subj OLTV                Comb OLTV
--------------------------------------------------------------------------
California   59.47       Missing      0.07        0.01-50.00   0.55
Arizona       4.57       0.01-50.00   0.58        50.01-60.0   1.13
Florida       3.71       50.01-60.0   1.37        60.01-70.0   3.84
New York      2.80       60.01-70.0   3.97        70.01-75.0   3.11
Virginia      2.58       70.01-75.0   5.30        75.01-80.0  10.92
Pennsylvani   2.54       75.01-80.0  57.27        80.01-85.0   9.37
Colorado      2.29       80.01-85.0   9.43        85.01-90.0  14.26
Illinois      2.25       85.01-90.0  13.34        90.01-95.0  13.76
Michigan      1.96       90.01-95.0   7.94        95.01-97.0   0.56
Texas         1.96       95.01-97.0   0.07        97.01-100.  42.51
Massachuset   1.77       97.01-100.   0.65
Georgia       1.71
*More*       12.37
-----------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
    Occupancy             FICO                 Doc                   Source                      Amort                 Grade
------------------------------------------------------------------------------------------------------------------------------------
Owner Occu  95.38    Missing   0.04    Full Doc       44.84      WMC 2      77.73        2/28 ARM       92.83      A         18.64
Investment   3.69    500-539   6.23    Streamlined    25.81      WMC 1      22.27        3/27 ARM        6.87      A-        16.09
Second Hom   0.93    540-559   4.42    Stated Doc     14.84                              6 Month LIBOR   0.30      AA        48.26
                     560-579   5.92    Alt Doc         6.82                                                        B          9.21
                     580-599   8.00    Lite Doc        4.04                                                        B+         6.25
                     600-619  10.65    Limited Doc     3.58                                                        C          1.54
                     620-639  15.42                    0.08
                     640-659  16.60
                     660-679  11.76
                     680-699   7.09
                     700-719   5.20
                     720-739   3.71
                     *More*    4.96
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
     Margins          1st Rate Cap       Per Rate Cap       1st Rate Adj Dt             Life Adj Cap                    MTR
-----------------------------------------------------------------------------------------------------------------------------------
Missing     0.07      1.00   0.30        1.00 100.00        FEB2003     0.30         N/A            0.07          5          0.30
0.01-3.00   0.07      1.50  92.83                           MAR2004     0.05         9.00- 9.49%    0.07         13-24      92.86
3.01-5.00  16.75      3.00   6.87                           MAY2004     0.31        11.00-11.49%    0.07         25-36       6.84
5.01-6.00  41.26                                            JUN2004     1.47        11.50-11.99%    0.03
6.01-6.50  19.66                                            JUL2004    29.76        12.00-12.49%    0.54
6.51-7.00   9.29                                            AUG2004    61.06        12.50-12.99%    1.55
7.01-7.50   4.90                                            SEP2004     0.20        13.00-13.49%   13.71
7.51-8.00   6.94                                            MAY2005     0.06        13.50-13.99%    9.78
8.01-8.50   0.67                                            JUN2005     0.14        14.00-14.49%   27.20
8.51-9.00   0.39                                            JUL2005     2.93        14.50-14.99%    9.03
                                                            AUG2005     3.71        15.00-15.49%   19.42
                                                                                    *More*         18.53
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
------------------------------------------------------------------------------
    Margins           Prepay Months           Sect 32              Balloons
------------------------------------------------------------------------------
Missing     0.07        0.00  12.50          N    99.79          N    100.00
0.01-3.00   0.07       12.00   4.16          Y     0.21
3.01-5.00  16.75       24.00  76.36
5.01-6.00  41.26       36.00   6.83
6.01-6.50  19.66       60.00   0.15
6.51-7.00   9.29
7.01-7.50   4.90
7.51-8.00   6.94
8.01-8.50   0.67
8.51-9.00   0.39



------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:              GSAMP 2002 WMC-1(ACTUAL BALANCES)                PAGE 0002
Amort                 Fixed
Lien                      1   :


----------------------------------------------------------------------------------------------------------------------------
Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM      St Age    1st Cap    Per Cap    Life Ca
----------------------------------------------------------------------------------------------------------------------------
 341       $54,798,975.68        8.230        349.95       348.00      348.54       0.40        .          .          .
----------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
-------------------------------------------------------------------------------
Loans   MTR 7/0    Margin    _Minra    SUBOLTV    COMOLTV    PP Rter     FICO
-------------------------------------------------------------------------------
 341       .          .         .       78.27      83.07      38.09    634.689
-------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
 Current Rate             Principal Balance         Orig Term               Rem Term                  AM WAM                 Age
------------------------------------------------------------------------------------------------------------------------------------
6.50       0.39     $0 - $50,000        1.52      180      4.98      121 - 180 Mths   4.98     121 - 180 Mths   5.18      0    63.44
6.63       0.23     $50,000 - $100,00  12.96      240      0.91      181 - 240 Mths   0.91     181 - 240 Mths   0.91      1    33.67
6.75       0.62     $100,000 - $150,0  16.97      360     94.11      301 - 360 Mths  94.11     301 - 360 Mths  93.91      2     1.99
6.88       0.54     $150,000 - $200,0  19.07                                                                              3     0.89
6.99       1.11     $200,000 - $250,0  14.27
7.00       0.54     $250,001 - $275,0   7.68
7.10       0.08     $275,001 - $350,0  14.82
7.13       3.23     $350,001 - $450,0   7.03
7.15       0.59     $450,001 - $550,0   4.44
7.25       7.57     $650,001 - $750,0   1.24
7.38       1.08
7.45       0.18
7.49       0.27
7.50      10.59
7.63       4.67
*More*    68.31
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
   Geography                  City                 Zip                Property Type           Nbr Units            Purpose
-----------------------------------------------------------------------------------------------------------------------------------
California   47.80      LOS ANGE   7.44      90069      1.24      SINGLE FAM     69.70        1   86.45      Cash out Refi  58.29
New York      7.61      HOUSTON    2.19      93010      1.21      2-4 FAMILY     13.90        2    7.65      Purchase       30.28
Texas         5.75      CAMARILL   1.89      22307      0.92      CONDO           7.86        4    3.39      Rate/Term Ref  11.43
Massachuset   5.74      LONG BEA   1.81      77005      0.91      PUD DET         7.76        3    2.51
Florida       3.88      BRONX      1.30      90048      0.89      PUD ATT         0.67
New Jersey    2.81      ALEXANDR   1.28      90808      0.89      MAN HOUSING     0.11
Virginia      2.55      PORTLAND   1.22      27959      0.88
Arizona       2.54      VENTURA    1.19      91364      0.85
Pennsylvani   2.53      MANCHEST   1.17      91344      0.83
Ohio          2.43      RICHMOND   1.09      91324      0.82
Maryland      2.10      BROOKLYN   0.95      07649      0.77
Georgia       1.97      SAN DIEG   0.91      92040      0.74
*More*       12.28      *More*    77.56      *More*    89.05
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
------------------------------------------------------------------------------
   Geography                   Subj OLTV                Comb OLTV
------------------------------------------------------------------------------
California   47.80         0.01-50.00   2.96        0.01-50.00   2.96
New York      7.61         50.01-60.0   3.77        50.01-60.0   3.77
Texas         5.75         60.01-70.0  11.06        60.01-70.0  10.51
Massachuset   5.74         70.01-75.0  12.81        70.01-75.0  11.40
Florida       3.88         75.01-80.0  39.18        75.01-80.0  16.83
New Jersey    2.81         80.01-85.0  14.09        80.01-85.0  13.92
Virginia      2.55         85.01-90.0  10.20        85.01-90.0  10.83
Arizona       2.54         90.01-95.0   5.01        90.01-95.0   6.81
Pennsylvani   2.53         97.01-100.   0.94        97.01-100.  22.97
Ohio          2.43
Maryland      2.10
Georgia       1.97
*More*       12.28
------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
   Occupancy                 FICO                 Doc                  Source                   Amort                  Grade
------------------------------------------------------------------------------------------------------------------------------------
Owner Occu  91.27      500-539   8.04      Full Doc     48.98      WMC 2    75.52         Fixed      100.00        A         23.09
Investment   6.07      540-559   5.54      Stated Doc   26.05      WMC 1    24.48                                  A-        14.98
Second Hom   2.67      560-579   3.72      Streamlined  13.12                                                      AA        43.49
                       580-599   8.88      Alt Doc       7.07                                                      B         10.86
                       600-619  14.00      Lite Doc      2.62                                                      B+         5.34
                       620-639  11.00      Limited Doc   1.98                                                      C          2.24
                       640-659  15.43                    0.18
                       660-679   8.26
                       680-699   9.70
                       700-719   8.36
                       720-739   3.41
                       740-759   2.39
                       *More*    1.28
------------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------
     Margins         1st Rate Cap       Per Rate Cap       1st Rate Adj Dt       Life Adj Cap                  MTR
----------------------------------------------------------------------------------------------------------------------------
Missing   100.00       .   100.00         .   100.00          .   100.00        N/A     100.00         Missing     100.00







----------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
---------------------------------------------------------------------------
     Margins          Prepay Months         Sect 32            Balloons
---------------------------------------------------------------------------
Missing   100.00       0.00  11.44        N   100.00          N   100.00
                      12.00  10.17
                      24.00  13.50
                      36.00  20.39
                      60.00  44.49



---------------------------------------------------------------------------



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:              GSAMP 2002 WMC-1(ACTUAL BALANCES)               PAGE 0003
Amort                 Fixed
Lien                      2   :


-----------------------------------------------------------------------------------------------------------------------------------
 Loans       Principal Balance      Curr WAC      Orig WAM       Am WAM      St WAM      St Age     1st Cap     Per Cap     Life Ca
-----------------------------------------------------------------------------------------------------------------------------------
  893        $43,703,548.64          11.971        180.00        355.66      178.68        0.32        .           .          .
-----------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------------------
Loans    MTR 7/0   Margin    _Minra    SUBOLTV    COMOLTV    PP Rter     FICO
--------------------------------------------------------------------------------
 893        .        .       15.250     19.60      99.20      20.55     668.728
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  Current Rate            Principal Balance           Orig Term              Rem Term                AM WAM                   Age
------------------------------------------------------------------------------------------------------------------------------------
 8.00     0.19       $0 - $50,000        39.63      180    100.00    121 - 180 Mths   100.00    121 - 180 Mths    1.61      0  68.32
 8.25     0.34       $50,000 - $100,00   47.42                                                  301 - 360 Mths   98.30      1  31.25
 8.50     0.07       $100,000 - $150,0   11.85                                                  361 - 420 Mths    0.09      2   0.43
 8.63     0.14       $150,000 - $200,0    1.10
 8.75     5.39
 8.99     0.90
 9.00     0.17
 9.25     0.51
 9.50     0.60
 9.63     0.13
 9.75     3.49
 9.99     1.25
10.00     0.36
10.25     1.47
10.40     0.10
*More*   84.89
------------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
    Geography                 City                 Zip                Property Type           Nbr Units              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
California   69.09      LOS ANGE   5.41      94080      1.16      SINGLE FAM     69.67        1    96.34       Purchase       83.95
Arizona       4.28      SAN DIEG   2.08      91344      0.96      PUD DET        13.03        2     2.04       Cash out Refi  12.87
Colorado      3.03      OXNARD     1.71      93033      0.85      CONDO          10.85        4     1.18       Rate/Term Ref   3.18
Florida       2.89      PHOENIX    1.27      94547      0.78      2-4 FAMILY      3.66        3     0.44
Texas         2.80      LAS VEGA   1.27      91011      0.78      PUD ATT         2.73
Nevada        2.27      SOUTH SA   1.16      93030      0.72                      0.06
Virginia      1.91      LONG BEA   1.15      93003      0.70
Pennsylvani   1.76      SIMI VAL   1.11      93063      0.65
Georgia       1.55      SAN JOSE   1.08      91913      0.63
Michigan      1.34      CORONA     1.01      90045      0.61
Utah          1.33      CHULA VI   1.01      91342      0.61
Illinois      1.20      GRANADA    0.96      91320      0.60
*More*        6.55      *More*    80.79      *More*    90.95
---------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
--------------------------------------------------------------------
  Geography                    Subj OLTV              Comb OLTV
--------------------------------------------------------------------
California   69.09        0.01-50.00   100.00     80.01-85.0   0.73
Arizona       4.28                                85.01-90.0   2.29
Colorado      3.03                                90.01-95.0   7.94
Florida       2.89                                95.01-97.0   0.72
Texas         2.80                                97.01-100.  88.33
Nevada        2.27
Virginia      1.91
Pennsylvani   1.76
Georgia       1.55
Michigan      1.34
Utah          1.33
Illinois      1.20
*More*        6.55
--------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
    Occupancy            FICO                   Doc                 Source                  Amort                 Grade
------------------------------------------------------------------------------------------------------------------------------------
Owner Occu  99.05    Missing   0.06    Full Doc     38.32      WMC 2     78.68        Fixed     100.00        A         95.52
Second Hom   0.69    580-599   1.60    Streamlined  35.84      WMC 1     21.32                                A-         2.94
Investment   0.26    600-619   7.30    Stated Doc   14.02                                                     AA         1.54
                     620-639  19.04    Lite Doc      4.34
                     640-659  21.72    Alt Doc       4.00
                     660-679  15.90    Limited Doc   3.30
                     680-699  10.52                  0.17
                     700-719   9.77
                     720-739   5.63
                     740-759   5.58
                     760-779   1.37
                     780-899   1.51

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
     Margins          1st Rate Cap       Per Rate Cap       1st Rate Adj Dt         Life Adj Cap                  MTR
------------------------------------------------------------------------------------------------------------------------------
Missing   100.00        .   100.00          .   100.00          .   100.00        N/A      100.00          Missing     100.00








------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
-----------------------------------------------------------------------------
    Margins           Prepay Months         Sect 32            Balloons
-----------------------------------------------------------------------------
Missing   100.00       0.00  28.14        N    100.00        N      1.61
                      12.00   1.82                           Y     98.39
                      24.00  38.27
                      36.00  31.65
                      60.00   0.12




-----------------------------------------------------------------------------


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